UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 4, 2008

PROGRESSIVE GAMING INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

NEVADA	000-22752	88-0218876
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Pilot Road

Las Vegas, Nevada 89119

(Address of Principal Executive Offices)

(702) 896-3890

(Registrants telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Senior Secured Credit Facility

On August 4, 2008, Progressive Gaming International Corporation (the “Company”), entered into a Credit Agreement (the “Credit Agreement”) with respect to a senior secured credit facility (the “Senior Credit Facility”) with Private Equity Management Group Financial Corporation (“PEM”), consisting of (i) a revolving loan of up to $12.5 million (the “Revolving Loan”) and (ii) a term loan of $15.0 million (the “Term Loan”). Advances under the Revolving Loan will be limited to 85.0% of the Company’s eligible accounts receivable. The Term Loan will be fully funded at the closing. The Revolving Loan will have a term of three years, and the Term Loan will have a term of two years (each a “Maturity Date” and collectively the “Maturity Dates”), subject to extensions described below.

Renewal Terms

The Term Loan may be extended, at the Company’s option, for a period of one year, provided that specific conditions outlined by PEM are achieved, there is no existing event of default and an extension fee equal to 1.0% of the unamortized principal balance of the Term Loan at the time of the extension is paid.

Amortization; Interest Charges

Principal on the outstanding balance of the Term Loan will bear no amortization for one year after the closing (the “Interest-Only Period”). After the Interest-Only Period, the Term Loan will be amortized based on a four year period with monthly amortization equal to $312,500. At the Maturity Date of the Term Loan, the Company will be required to pay PEM the balance of all outstanding principal under the Term Loan in the form of a balloon payment. The Revolving Loan will bear interest at the rate per annum equal to 4.5% above the greater of the “prime rate” and 5.0% adjusted on the 1st day of every calendar month. The Term Loan will bear interest at a fixed rate per annum equal to 10.0%. The Revolving Loan and the Term Loan each provide for a default rate of interest upon the occurrence of an event of default equal to 5.0% in excess of the rate of interest otherwise in effect.

Lender Fees

The Company will be required to pay PEM (i) an advisory fee equal to $943,750, one-half of which was paid on August 4, 2008 and one-half of which will be due at closing, (ii) a monthly monitoring fee equal to $35,000; (iii) an unused line fee equal to 0.5% per annum, payable monthly, on the unused portion of the Revolving Loan; (iv) an annual renewal fee for the Revolving Loan in an amount equal to $125,000, payable on each anniversary of the closing during the term of the Revolving Loan; and (v) all fees, including reasonable legal fees, costs and expenses of counsel to PEM, and all reasonable out-of-pocket expenses associated with the Senior Credit Facility.

Equity Issuances

Pursuant to a Common Stock and Warrant Purchase Agreement, the form of which is attached hereto as Exhibit 10.2 (the “Stock Purchase Agreement”), at the closing, PEM will receive warrants to purchase 1 million shares of the Company’s common stock, (the “PEM Warrants”). The PEM Warrants will be exercisable for five years from the closing. The exercise price for the PEM Warrants will be equal to $1.05 per share. The PEM Warrants will include anti-dilution protection in the event of a stock dividend, a forward or reverse stock split, recapitalization, reclassification, reorganization, consolidation, merger, cash dividend or dividend of certain types of indebtedness or property or in connection with substantively similar transactions. PEM will also receive 1 million shares of the Company’s common stock at the closing (the “Initial Shares”). If on November 15, 2008, the dollar volume weighted average price for the Company’s common stock as traded on the NASDAQ Global Market (“NASDAQ”) for the 20 trading days prior to such date (the “20-day VWAP”) does not equal or exceed $1.50, then PEM will receive additional shares of the Company’s common stock (“Additional Shares”, and with the Initial Shares, the “Common Shares”), such that the 20-day VWAP on November 15, 2008, multiplied by the number of Initial Shares plus the Additional Shares equals a total value of $1.5 million; provided, that in no event may the number of Additional Shares exceed 900,000 shares of the Company’s common stock. The PEM Warrants and Common

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Shares will be issued pursuant to Section 4(2) and Regulation D of the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Senior Credit Facility, the Company has agreed to file a registration statement (the “Registration Statement”) to register the Common Shares and the shares issuable upon exercise of the PEM Warrants, which will include provisions for payment of liquidated damages in certain circumstances where PEM is unable to resell the Common Shares and the shares underlying the PEM Warrants pursuant to the Registration Statement.

Prepayment

PEM will have the option to require the Company to prepay, without a prepayment penalty, certain amounts of the principal outstanding under the Term Loan, which amounts will be limited to a maximum of 25.0% of the Company’s excess cash flow as defined in the Credit Agreement. The Company will be allowed to prepay the amounts outstanding under the Term Loan at any time and, under certain circumstances, the Revolving Loan commitment will be terminated, in each case subject to payment of a prepayment penalty equal to 4.0% for any amounts prepaid (or, in the case of the Revolving Loan commitment, any amount of the Revolving Loan commitment that is terminated) during the first year after closing and 1.0% for any amounts prepaid (or, in the case of the Revolving Loan commitment, any amount of the Revolving Loan commitment that is terminated) during the second year after closing.

Security Interest

The Company’s obligations under the Senior Credit Facility will be secured by first priority security interests in all the Company’s and the Company’s subsidiaries current and future assets, including without limitation, all personal, real, mixed and intellectual property of such parties, as well as a first priority security interest in the stock of the Company’s subsidiaries. The Company’s accounts will be subject to cash control agreements in favor of PEM.

Representations and Warranties; Covenants; Events of Default; Closing Conditions

The Company has agreed to the representations and warranties, affirmative and negative covenants, and events of default as detailed in the Credit Agreement and Stock Purchase Agreement. PEM will have the right to syndicate, sell or assign any portion of the Senior Credit Facility to one or more lenders at any time. Closing of the Senior Credit Facility is subject to various conditions precedent, including delivery of definitive agreements, no material adverse change affecting the Company, receipt of necessary governmental and third party consents, attachment of the security interest described above, opinions from counsel, payment of PEM’s loan origination costs, the Company’s demonstration of excess availability, as defined in the Credit Agreement, of $8.5 million and the closing of the convertible note offering described below.

The descriptions of the Credit Agreement, the Stock Purchase Agreement, and the PEM Warrants set forth above are qualified in their entirety by reference to the full and complete terms set forth in such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this current report and incorporated herein by reference.

Convertible Note Offering

On August 4, 2008, the Company also entered into a Note and Warrant Purchase Agreement (the “Note Purchase Agreement”) with International Game Technology (“IGT”), pursuant to which the Company will issue Senior Secured Convertible Notes (the “Convertible Notes”), in the principal amount of $15 million (the “Convertible Note Offering”). The Convertible Notes will be issued pursuant to Section 4(2) and Regulation D of the Securities Act.

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Interest Charges

The outstanding principal amount of the Convertible Notes will bear interest at 7.0% per annum, payable semi-annually in arrears, and will mature 6 years after the closing, payable only in cash unless earlier converted or repurchased as described below. The interest rate will increase to 12.0% in the event the Company issues any equity securities or equity-linked securities in the future at a price below the conversion price of the Convertible Notes.

Conversion Price

IGT may elect to convert all or a portion of the Convertible Notes, including any accrued and unpaid interest thereon, into shares of the Company’s common stock at any time after closing. The initial conversion price for the Convertible Notes will be $0.89 per share and will be subject to anti-dilution protection in the event of a stock dividend, a forward or reverse stock split, recapitalization, reclassification, reorganization, consolidation, merger, cash dividend or dividend of certain types of indebtedness or property or in connection with substantively similar transactions.

Additional Equity Issuances

At closing, IGT will receive warrants to purchase (i) 550,000 shares of the Company’s common stock with an exercise price of $1.05 per share, and (ii) 891,892 shares of the Company’s common stock with an exercise price of $0.89 per share (the “Initial IGT Warrants”). If on November 15, 2008, the 20-day VWAP (determined as of such date) does not equal or exceed $1.50, then IGT will receive additional warrants to acquire shares of the Company’s common stock (“Additional Warrants”, and with the Initial IGT Warrants, the “IGT Warrants”), such that the Initial IGT Warrants plus the Additional Warrants equals a total value of $825,000 (calculated in accordance with a Black-Scholes valuation model); provided, that in no event may the Additional Warrants be issuable for more than 1.8 million shares of the Company’s common stock. Any Additional Warrants will be issued with an exercise price equal to the 20-day VWAP on November 15, 2008. The IGT Warrants will be issued pursuant to Section 4(2) and Regulation D of the Securities Act.

Conversion/Exercise Cap

If, upon conversion of the Convertible Notes and/or exercise of the IGT Warrants, the aggregate number of shares of the Company’s common stock held by IGT would exceed 9.9% of the issued and outstanding shares of the Company’s common stock, IGT may only convert or exercise that number of shares as will not cause IGT to own more than 9.9% of the issued and outstanding shares of the Company’s common stock following such conversion and/or exercise. In connection with IGT’s option to convert the Convertible Notes and accrued interest thereon into shares of the Company’s common stock, if the Company does not timely effect a conversion requested by IGT, the Company will be responsible for paying IGT damages for each day during which such conversion is not completed in an amount equal to 0.5% of the product of (i) the number of shares of the Company’s common stock that should have been issued upon such conversion and (ii) the dollar volume weighted average price for the Company’s common stock as traded on NASDAQ on the date IGT notifies the Company of its desire to convert all or a portion of the Convertible Notes.

Registration Rights

The Company has agreed to include the shares of the Company’s common stock issuable upon conversion of the Convertible Notes and upon exercise of the IGT Warrants on the Registration Statement filed in connection with the Common Shares and PEM Warrants. The registration rights and related liquidated damages related to the shares of the Company’s common stock issuable upon conversion of the Convertible Notes and exercise of the IGT Warrants will be substantially similar to those applicable to the Common Shares and PEM Warrants.

Redemptions/Repurchases

After 3.5 years from the closing, the Company may elect to redeem all or some of the Convertible Notes at 100.0% of the principal amount thereof, together with accrued and unpaid interest through the date of redemption, in cash. After 3.5 years from the closing, IGT may elect to require the Company to redeem all or some of the Convertible

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Notes at 100.0% of the principal amount thereof in cash, together with accrued and unpaid interest through such date of redemption. If an offer is made related to a change of control of the Company, the Company will be required to give notice to IGT who will then have the option to either require the Company to repurchase the Convertible Notes at 101.0% of the principal amount in cash or convert the Convertible Notes into common stock of the Company, in either case upon consummation of such change of control transaction, or have the Convertible Notes remain outstanding in accordance with their terms.

Security Interest

The Company’s obligations under the Note Purchase Agreement and the Convertible Notes will be senior secured obligations, subordinated only to the Senior Credit Facility with PEM and senior to all other existing and future indebtedness. The Company has agreed not to incur indebtedness greater than (i) $30 million or (ii) 20.0% of the market capitalization of the Company at the time of determination. The Company’s obligations under the Note Purchase Agreement and the Convertible Notes will be secured by a lien, subject to the liens in favor of the Senior Credit Facility with PEM, on all of the Company’s and the Company’s subsidiaries current and future assets, including without limitation, all personal, real, mixed and intellectual property of such parties, as well as a security interest in the stock of the Company’s subsidiaries. The collateral and right to payment on the Convertible Notes will be subordinated only to the Senior Credit Facility pursuant to the terms of an intercreditor agreement to be entered into between IGT and PEM.

Right of First Negotiation

In the event the Company seeks to enter into any future capital raise, divestiture, acquisition or joint venture with any third party, the Company will provide IGT with notice of the terms of the proposed transaction. IGT will have 10 days to exercise its right of first negotiation after which time the Company and IGT will then have another 10 days to engage in good faith negotiations and execute a definitive agreement related to such proposed transaction, and if no agreement is reached during that negotiation period, the Company will be free to pursue a transaction with a third party.

Board Seat

IGT and the Company have agreed that IGT will be entitled to appoint one member to the Company’s board of directors (which currently has six members) for as long as either (i) IGT and its affiliates beneficially own 5% or more of the Company’s outstanding common stock (assuming full conversion of any Convertible Notes outstanding that are held by IGT and its affiliates in such calculation) or (ii) the aggregate principal amount of the Convertible Notes held by IGT and its affiliates, plus the aggregate weighted average price for shares of the Company’s common stock that have been issued upon conversion of the Convertible Notes at the time such shares were issued is greater than $7,500,000.

Lock-up

All executive officers and directors of the Company will not sell any securities of the Company and will not enter into any hedging transactions with respect to any securities of the Company for one year after the closing.

Representations and Warranties; Covenants; Events of Default; Closing Conditions

The Company has agreed to representations and warranties, affirmative and negative covenants and events of default as detailed in the Note Purchase Agreement. Closing of the Convertible Note Offering is subject to various conditions precedent similar to those applicable to the Senior Credit Facility, including the closing of the Senior Credit Facility and the closing of an intellectual property asset sale and intellectual property license. IGT may terminate the Note Purchase Agreement at any time prior to the closing.

The descriptions of the Note Purchase Agreement, the Convertible Notes and, the IGT Warrants set forth above are qualified in their entirety by reference to the full and complete terms set forth in such agreements, copies of which are filed as Exhibits 10.3, 4.2 and 4.3, respectively, to this current report and incorporated herein by reference.

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Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03. is set forth in Item 1.01, which is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is set forth in Item 1.01, which is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Convertible Note Offering we entered into an Amendment to the Rights Agreement, dated as of June 14, 1999 (the “Rights Agreement”), between us and Computershare Trust Company, N.A. (as successor rights agent to U.S. Stock Transfer Corporation) (the “Rights Agent”), dated as of August 7, 2008 (the “Rights Amendment”). The Rights Amendment renders the Rights Agreement inapplicable to the issuance of securities in connection with the Convertible Note Offering and the other transactions contemplated thereby. The foregoing description of the Rights Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement and the Rights Amendment, a copy of each is filed herewith as Exhibits 4.4 and 4.5, respectively, and incorporated herein by this reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information required by this Item 5.02 is set forth in Item 1.01, which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 4, 2008, we issued a press release announcing the Senior Credit Facility and the Convertible Note Offering. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On August 5, 2008, we issued a press release and sent a letter to our shareholders in connection with the Senior Credit Facility and the Convertible Note Offering and the Company’s receipt of approval from NASDAQ of an exception to NASDAQ’s stockholder approval requirements with respect to the Senior Credit Facility and the Convertible Note Offering. The press release and letter to shareholders are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock issuable to Private Equity Management Group Financial Corporation.

4.2	Form of Senior Secured Convertible Note issuable to International Game Technology.

4.3	Form of Warrant to Purchase Common Stock issuable to International Game Technology.

4.4	Rights Agreement, dated June 14, 1999, by and between the Company and U.S. Stock Transfer Corporation, as the Rights Agent, incorporated by reference to Exhibit 3 to the Company’s Registration Statement on Form 8-A filed on August 2, 2000.

4.5	Amendment to Rights Agreement, dated August 7, 2008 by and between the Company and Computershare Trust Company, N.A. (as successor rights agent to U.S. Stock Transfer Corporation).

10.1	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financing Corporation.

10.2	Form of Common Stock and Warrant Purchase Agreement by and between the Company and Private Equity Management Group Financing Corporation.

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10.3	Note and Warrant Purchase Agreement dated as of August 4, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

99.1	Press Release, dated August 4, 2008.

99.2	Press Release dated August 5, 2008.

99.3	Letter to the Shareholders of Progressive Gaming International Corporation, mailed August 5, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Progressive Gaming International Corporation

Date: August 7, 2008	By:	/s/ Robert B. Ziems
Robert B. Ziems
Executive Vice President, General Counsel and Secretary

Forward Looking Statements

This current report contains forward-looking statements, including references to the Company’s expected financing activities and the proposed financing transactions with PEM and IGT as well as the closing, timing, anticipated use of proceeds and dilutive effect of the financing transactions, all of which are prospective. Such statements are subject to certain risks and uncertainties, and actual circumstances, events or results may differ materially from those projected in such forward-looking statements. Factors that could cause or contribute to differences include, but are not limited to, risks related to the failure to satisfy any of the closing conditions related to the financing transactions, IGT’s termination of the Note and Warrant Purchase Agreement prior to closing, market conditions and other factors that could affect the Company’s ability to complete the financing transactions, whether PEM will elect to exercise its warrants and whether IGT will elect to convert the convertible promissory note and exercise its warrants. For a discussion of these and other factors which may cause actual events or results to differ from those projected, please refer to the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission. The Company cautions readers not to place undue reliance on any forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update or revise any forward-looking statements to reflect new circumstances or anticipated or unanticipated events or circumstances.

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EXHIBIT INDEX

Exhibit Number	Description

4.1	Form of Warrant to Purchase Common Stock issuable to Private Equity Management Group Financial Corporation.

4.2	Form of Senior Secured Convertible Note issuable to International Game Technology.

4.3	Form of Warrant to Purchase Common Stock issuable to International Game Technology.

4.4	Rights Agreement, dated June 14, 1999, by and between the Company and U.S. Stock Transfer Corporation, as the Rights Agent, incorporated by reference to Exhibit 3 to the Company’s Registration Statement on Form 8-A filed on August 2, 2000.

4.5	Amendment to Rights Agreement, dated August 7, 2008 by and between the Company and Computershare Trust Company, N.A. (as successor rights agent to U.S. Stock Transfer Corporation).

10.1	Credit Agreement dated as of August 4, 2008, by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and Private Equity Management Group Financing Corporation.

10.2	Form of Common Stock and Warrant Purchase Agreement by and between the Company and Private Equity Management Group Financing Corporation.

10.3	Note and Warrant Purchase Agreement dated as of August 4, 2008 by and among the Company, the subsidiaries of the Company listed as Guarantors on the signature pages thereto and International Game Technology.

99.1	Press Release, dated August 4, 2008.

99.2	Press Release dated August 5, 2008.

99.3	Letter to the Shareholders of Progressive Gaming International Corporation, mailed August 5, 2008.

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